Supplemental Financial and Operational Data
June 30,2006

· Condensed Consolidated Statements of Operations and Balance Sheets
· Condensed Consolidated Statements of Cash Flows
· Select Financial Ratios
· Select Financial and Operational Metrics

The following supplemental financial and operational data is being provided for the convenience of our investors and to assist their understanding of our business and financial results. Certain prior period amounts have been reclassified to conform to current period presentations. The supplemental financial and operational data may contain data that is provided in, or derived from, our historical financial statements.
Investors and others are encouraged to review such financial statements and notes thereto included in reports filed by us with the Securities and Exchange Commission to assist their understanding of such data. You should be advised, however, that we assume no obligation to update any such supplemental financial and operational data.

If we use any non-GAAP financial measure (as defined by the SEC in Regulation G) in any earnings conference call, or in any other company presentation, you will find a presentation of the most directly comparable GAAP financial measure, and a reconciliation of the differences between each non-GAAP financial measure used and the most directly comparable GAAP financial measure in this supplemental financial and operational data.

The supplemental and operational data may contain certain forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such data. These risks and uncertainties are described in our Annual Report on
Form 10-K for the period ended December 31, 2005, as filed with the SEC on March 29, 2006, which may be revised or supplemented in subsequent reports filed by us with the SEC. Such risk factors include, but are not limited to: our level of indebtedness; an inability to generate sufficient cash to service our indebtedness; regulatory and legal uncertainty with respect to intercarrier compensation payments received by us; the migration to broadband Internet access affecting dial-up Internet access; the loss of key executive officers could negatively impact our business prospects; an increase in our network expenses:
migration of our enterprise customer base to U.S. TelePacific Corp. occurring sooner than contemplated;
the possible delisting of our common shares from the Nasdaq Capital Market; and our principal competitors for local services and potential additional competitors have advantages that may adversely affect our ability to compete with them.

Pac-West Telecomm, Inc.
Condensed Consolidated Statements of Operations
(In thousands except per share amounts)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2006	2005	2006	2005
Revenues	$27,028	$21,869	$46,656	$50,000
Costs and expenses:
Network expenses (exclusive of depreciation shown separately below)	10,805	9,707	19,805	20,273
Selling, general and administrative	14,940	12,448	28,522	27,121
Reimbursed transition expenses	(2,766)	(2,848)	(5,670)	(2,848)
Depreciation and amortization	3,113	3,234	5,945	6,984
Restructuring charges	250	222	265	606
Total operating expenses	26,342	22,763	48,867	52,136
Income (loss) from operations	686	(894)	(2,211)	(2,136)
Interest expense, net	1,529	1,301	2,904	4,107
Other (income) expense, net	(16)	107	(16)	(21,789)
(Loss) income before income taxes	(827)	(2,302)	(5,099)	15,546
Income tax expense	-	13	-	522
Net (loss) income	$(827)	$(2,315)	$(5,099)	$15,024

Basic weighted average number of shares outstanding	37,599	36,896	37,404	36,870
Diluted weighted average number of shares outstanding	37,599	36,896	37,404	38,867
Basic net (loss) income per share	($0.02)	($0.06)	($0.14)	$0.41
Diluted net (loss) income per share	($0.02)	($0.06)	($0.14)	$0.39

Condensed Consolidated Balance Sheets
(In thousands)
			June 30, 2006 (unaudited)	Dec. 31, 2005
Cash, cash equivalents and short-term investments			$20,494	$26,681
Trade accounts receivable, net			16,076	7,806
Prepaid expenses and other current assets			3,438	4,299
Total current assets			40,008	38,786
Property and equipment, net			44,729	39,458
Other assets, net			858	1,079
Total assets			$85,595	$79,323

Accounts payable and accrued liabilities			$17,257	$12,931
Other current liabilities			20,017	9,563
Total current liabilities			37,274	22,494
Long-term debt			39,497	43,350
Other liabilities, net			307	242
Total liabilities			77,078	66,086
Stockholders' equity			8,517	13,237
Total liabilities and stockholders' equity			$85,595	$79,323

Pac-West Telecomm, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
	Six Months Ended
	(unaudited)
	June 30, 2006	June 30, 2005
OPERATING ACTIVITIES:
Net (loss) income	$(5,099)	$15,024
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization	5,945	6,984
Amortization of deferred financing costs	114	205
Stock-based compensation	278	96
Net loss (gain) on disposal of assets	17	(29)
Loss on extinguishment of debt	-	2,138
Gain on sale of enterprise customer base	-	(23,865)
Amortization of discount on notes payable	-	1,262
Other	(33)	-
Increase in accounts receivable	(8,270)	(163)
Decrease (increase) in receivable from transition agreement	1,028	(1,751)
Decrease in prepaid expenses and other assets	168	2,657
Increase (decrease) in accounts payable and accrued liabilities	1,178	(502)
Increase in income tax payable	-	244
Increase in accrued interest	161	203
Net cash (used in) provided by operating activities	(4,513)	2,503
INVESTING ACTIVITIES:
Purchase of property and equipment	(7,664)	(3,175)
(Purchases) redemptions of short-term investments, net	(225)	287
Proceeds from disposal of property and equipment	-	95
Proceeds from sale of enterprise customer base	-	26,953
Returned deposits associated with the enterprise customer base sale	-	(3,536)
Other	33	200
Net cash (used in) provided by investing activities	(7,856)	20,824
FINANCING ACTIVITIES:
Repayments of notes payable	(1,860)	(42,050)
Proceeds from borrowing under notes payable	7,972	1,949
Proceeds from issuance of common stock	31	213
Principal payments on capital leases	(256)	(407)
Net cash provided by (used) in financing activities	5,887	(40,295)
Net decrease in cash and cash equivalents	(6,482)	(16,968)
Cash and cash equivalents at beginning of period	26,681	32,265
Cash and cash equivalents at end of period	$20,199	$15,297

Supplemental Disclosure of Cash Flow Information:
Non-cash Operating and Investing Activities
Acquisitions of property and equipment purchased with accounts payable	$3,125	$-
Non-cash Operating and Financing Activities
Prepaid maintenance agreement financed by notes payable	$335	$-
Non-cash Investing and Financing Activities:
Equipment acquired with capital lease obligations	$297	$-
Equipment acquired with notes payable obligations	$39	$-

Pac-West Telecomm, Inc.
Select Financial Ratios
Unaudited (1)
($ in millions)
	2005				2006
	Q1	Q2	Q3	Q4	Q1	Q2
Net Leverage Ratio
Cash and short term investments	$21.9	$25.5	$24.0	$26.7	$23.8	$20.5

Current Portion of Notes Payable & Capital Leases Payable	$2.8	$3.4	$3.5	$5.4	$8.6	$15.7
Senior Notes Payable	36.1	36.1	36.1	36.1	36.1	36.1
Long-Term Portion of Notes Payable	3.0	3.8	3.0	7.3	11.4	3.4
Long-Term Capital Leases Payable	0.6	0.4	0.3	0.2	0.3	0.2
Total Debt	$42.5	$43.7	$42.9	$49.0	$56.4	$55.4
Net Debt	$20.6	$18.2	$18.9	$22.3	$32.6	$34.9

EBITDA
Net (loss) income	$17.3	($2.3)	($0.1)	($6.3)	($4.3)	($0.8)
Interest expense, net	2.8	1.3	1.1	1.2	1.4	1.5
Income tax expense (benefit)	0.5	-	(0.1)	(0.2)	-	-
Depreciation and amortization	3.8	3.2	3.4	3.1	2.8	3.1
EBITDA (2)	$24.4	$2.2	$4.3	($2.2)	($0.1)	$3.8
EBITDA Annualized	$97.6	$8.8	$17.2	($8.8)	($0.4)	$15.2
Net Debt / EBITDA Annualized	0.2	2.1	1.1	(2.5)	(81.5)	2.3

Times Interest Earned Ratio
EBITDA	$24.4	$2.2	$4.3	($2.2)	($0.1)	$3.8

Interest expense	3.0	1.4	1.3	1.4	1.6	1.7
Interest income	(0.2)	(0.1)	(0.2)	(0.2)	(0.2)	(0.2)
Net Interest Expense (3)	$2.8	$1.3	$1.1	$1.2	$1.4	$1.5
EBITDA / Net Interest Expense	8.6	1.7	3.9	(1.8)	(0.1)	2.5

Debt-to-Equity Ratio
Total liabilities	$57.2	$60.6	$58.0	$66.1	$74.8	$77.1
Shareholders' equity	21.5	19.5	19.4	13.2	9.2	8.5
Total Liabilities / Shareholders' Equity	2.7	3.1	3.0	5.0	8.1	9.1

Operating Cash Flow (OCF) to Total Debt
Operating cash flows	($1.3)	$3.8	$2.5	$2.4	($4.2)	($4.5)
Operating cash flow - trailing 12 months (ttm)	$14.9	$16.3	$15.5	$7.4	($4.5)	($3.8)
Total debt	$42.5	$43.7	$42.9	$49.0	$56.4	$55.4
Operating Cash Flow (ttm) / Total Debt	0.4	0.4	0.4	0.2	(0.1)	(0.1)

(1) For complete financials, related footnotes and business risks & uncertainties, please refer to the Company's SEC filings.
(2) EBITDA is defined as "earnings before interest expense, net; income taxes; and depreciation and amortization." Although EBITDA is not a measure of financial performance under generally accepted accounting principles, we believe EBITDA is a common measure used by analysts and investors to evaluate our capacity to meet our obligations. We also use EBITDA as an internal measurement tool and accordingly, we believe that the presentation of EBITDA provides useful and relevant information.

(3) Net of Interest Expense, Interest Income and Amortization of Deferred Financing Costs.

Pac-West Telecomm, Inc.
Select Financial & Operational Metrics
Unaudited (1)

	2005				2006
	Q1	Q2	Q3	Q4	Q1	Q2
Revenues by Type ($ millions) (2)
Intercarrier Compensation	$10.0	$10.5	$12.0	$8.9	$9.3	$16.0
Mature Products	17.3	10.7	9.3	8.5	8.6	8.1
Growth Products	0.8	0.7	1.1	1.2	1.7	2.9
Total Revenues	$28.1	$21.9	$22.4	$18.6	$19.6	$27.0

Total Network Expenses ($ millions) (3)	$10.6	$9.7	$9.6	$9.8	$9.0	$10.8
Network Expenses as a % of Revenues	38%	44%	43%	53%	46%	40%

Total SG&A Expenses ($ millions)	$14.7	$12.4	$13.0	$14.1	$13.6	$14.9
SG&A as a % of Revenues	52%	57%	58%	76%	69%	55%

Total Reimbursed Transition Expenses		($2.8)	($4.5)	($3.3)	($2.9)	($2.8)
RTE as of % of Revenues		(13%)	(20%)	(18%)	(15%)	(10%)

Net Income (Loss) ($ millions)	$17.3	($2.3)	($0.1)	($6.3)	($4.3)	($0.8)

EBITDA ($ millions)	$24.4	$2.2	$4.3	($2.2)	($0.1)	$3.8

Total Employees (4)	250	248	273	296	305	265
Average Revenue per Employee ($ thousands)	$112.4	$88.3	$82.1	$62.8	$64.3	$101.9
Average SG&A per Employee ($ thousands)	$58.7	$50.2	$47.6	$47.6	$44.6	$56.5

Minutes of Use (Billions)
Intercarrier Compensation	12.10	12.04	12.01	11.90	11.04	8.57
Mature Products	0.06	0.07	0.07	0.05	0.05	0.02
Growth Products	0.06	0.06	0.09	0.09	0.10	0.17
Total Minutes of Use	12.22	12.17	12.17	12.04	11.19	8.76
Total Revenue per Total Minutes of Use ($)	$0.002	$0.002	$0.002	$0.002	$0.002	$0.003

Total Cash ($ millions) (5)	$21.9	$25.5	$24.0	$26.7	$23.8	$20.5
Total Capital Additions ($ millions)	$1.6	$1.6	$3.3	$5.7	$10.6	$0.5

(1) For complete financials, related footnotes and business risks & uncertainties, please refer to the Company's SEC filings.
(2) The following products are included in Mature Products: dial access services, collocation and all enterprise products. The following products are included in Growth Products: the Voice Source Suite (PSTN on Ramp, IFEX, and PSTN On Ramp with NDS and Driver's Seat), exchange advantage, and enhanced dial access.

(3) Does not include depreciation expense.
(4) Full-time equivalent employees as of the last business day of the quarter.
(5) Cash, cash equivalents and short-term investments.